UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 2, 2010

AllianceBernstein Holding l.p.
(Exact name of registrant as specified in its charter)

Delaware	001-09818	13-3434400
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	212-969-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2.	Financial Information

Item 2.02.	Results of Operations and Financial Condition.

AllianceBernstein Holding L.P. (“AllianceBernstein Holding”) is furnishing the news release it issued on August 2, 2010 announcing financial and operating results for the quarter ended June 30, 2010 (“2Q10 Release”).  The 2Q10 Release is attached hereto as Exhibit 99.01.

AllianceBernstein Holding is furnishing its Second Quarter 2010 Review, dated August 2, 2010 (“2Q10 Review”).  The 2Q10 Review is attached hereto as Exhibit 99.02.

AllianceBernstein Holding is furnishing a transcript of its conference call with analysts relating to the 2Q10 Release and the 2Q10 Review (“2Q10 Transcript”).  The call took place on August 2, 2010.  The 2Q10 Transcript is attached hereto as Exhibit 99.03.

Section 7.	Regulation FD

Item 7.01.	Regulation FD Disclosure.

AllianceBernstein Holding is furnishing the 2Q10 Release, which is attached hereto as Exhibit 99.01.

AllianceBernstein Holding is furnishing the 2Q10 Review, which is attached hereto as Exhibit 99.02.

AllianceBernstein Holding is furnishing the 2Q10 Transcript, which is attached hereto as Exhibit 99.03.

Section 9.	Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.01	2Q10 Release.

99.02	2Q10 Review.

99.03	2Q10 Transcript.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AllianceBernstein Holding l.p.
Dated: August 2, 2010	By:	/s/ John B. Howard
John B. Howard Chief Financial Officer